Exhibit 99.1
CONTACT:	Robert Atkinson, Too, Inc. Phone 614-775-3739
Too, Inc. Raises Third Quarter Sales and Earnings Guidance
     NEW ALBANY, Ohio; October 4, 2005 – Too, Inc. said today that because of stronger than projected back-to-school sales, it now expects earnings per share for the third quarter ending October 29, 2005 to be in the range of $0.41 to $0.43 per diluted share, based on an estimated comparable stores sales increase in the mid-single digit range. Too, Inc. reported earnings per diluted share of $0.33 and a comparable store sales increase of 11% for the third quarter 2004.
“The key ‘tween fashion trends that we capitalized on in early fall have sustained their momentum, providing us with a successful back-to-school season,” said Mike Rayden, Too, Inc. Chairman, President and CEO.
The company said Hurricanes Katrina and Rita did a relatively small amount of damage to its operations, with only 5 of its 643 stores still closed as a result of the storms.
Too plans to release the operating results for the third quarter 2005 on Wednesday, November 16, 2005, before the opening of trading on the New York Stock Exchange.
About Too, Inc.
Too, Inc. (NYSE: TOO) is a leading specialty retailer for young girls. At Limited Too, the company sells sportswear, related accessories, and key lifestyle items for active, fashion-aware ‘tween (ages 7 to 14) girls. Limited Too currently operates 566 stores in 46 states and Puerto Rico, and has a select number of international franchised stores. Limited Too publishes a catalog coinciding with key ‘tween shopping times throughout the year and conducts e-commerce on its Web site, www.limitedtoo.com. Justice is the company’s newer specialty retail concept for ‘tween girls, offering sportswear, key accessories and lifestyle items to value-conscious customers, predominantly in off-the-mall store locations. Justice currently operates 77 stores across the United States.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains various “forward-looking statements” specifically related to the company’s 2005 sales and earnings outlook within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “expect,” “hope,” “risk,” “could,” “pro forma” “potential” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2005 and beyond to differ materially from those expressed in the forward-looking statements. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release: changes in consumer spending patterns, consumer preferences and overall economic conditions; decline in the demand for our merchandise; the impact of competition and pricing; the effectiveness of our brand awareness and marketing programs; a significant change in the regulatory environment applicable to our business; risks associated with our sourcing and logistics functions; changes in existing or potential trade restrictions, duties, tariffs or quotas; currency and exchange risks; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; the potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere; acts of terrorism in the U.S. or worldwide; and other risks that may be described in other reports and filings we make with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included here will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Company Home Page: www.tooinc.com
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